Debt and Redeemable Preferred Securities of Subsidiaries	12 Months Ended
Dec. 31, 2024
Debt Disclosure [Abstract]
Debt and Redeemable Preferred Securities of Subsidiaries	Debt
Long-term debt is composed of the following:

	Weighted-Average Interest Rate	Maturities	December 31
			2024	2023
Notes and debentures	3.5%	2025 - 2050	$7,310	$7,851
Industrial development revenue bonds	4.1%	2029 - 2045	59	59
Bank loans and other financings in various currencies	5.7%	2025 - 2039	46	37
Total long-term debt			7,415	7,947
Less current portion			561	561
Long-term portion			$6,854	$7,386
Scheduled maturities of long-term debt for the next five years are $562 in 2025, $406 in 2026, $603 in 2027, $699 in 2028 and $701 in 2029.
In February 2023, we issued $350 aggregate principal amount of 4.50% notes due February 16, 2033. Proceeds from the offering were used for general corporate purposes including the repayment of a portion of our commercial paper indebtedness.
We maintain a $2.0 billion revolving credit facility which expires in June 2028 and a $750 revolving credit facility which expires in May 2025. These facilities, currently unused, support our commercial paper program, and would provide liquidity in the event our access to the commercial paper markets is unavailable for any reason.